                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 31, 2000


                             WESTFIELD AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


             Missouri                      1-12923             43-0758627
   ----------------------------          ------------       ----------------
   (State of Other Jurisdiction          (Commission        (I.R.S. Employer
         of Incorporation)               File Number)      Identification No.)


11601 Wilshire Boulevard, 12th Floor, Los Angeles, California          90025
-------------------------------------------------------------        ----------
         (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (310) 445-2427


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     Westfield America, Inc., a Missouri corporation (the "Company"), is updating its Selected Consolidated Financial Data to December 31, 2000 (unaudited ). Audited figures for December 31, 2000 will appear in the Company's filing on Form 10-K for the fiscal year ended December 31, 2000.

               SELECTED CONSOLIDATED FINANCIAL DATA OF THE COMPANY
              (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND RATIOS)

                                                                    DECEMBER 31,
                                                       -----------------------------------
                                                            2000                  1999
                                                       --------------        -------------
                                                        (unaudited)
 Balance Sheet Data:
    Investments in real estate, net..................   $3,691,415            $3,468,138
    Total assets.....................................    3,829,605             3,603,661
    Notes payable....................................    2,641,330             2,392,137
    Minority interests...............................      103,874                33,180
    Series C, D and E preferred stock................      361,000               361,000
    Shareholders' equity.............................      567,795               659,840
    Book value per share.............................        $6.09                 $7.35


                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                       ----------------------------------
                                                            2000                  1999
                                                       --------------        ------------
Operating Data:

Revenues:
    Minimum rents....................................     $358,996             $344,099
    Tenant recoveries................................      159,086              147,379
    Percentage rents.................................       15,171               12,300
                                                        ----------           ----------
      Total revenues.................................      533,253              503,778

Expenses:
    Operating........................................     $165,129             $155,688
    Management fees..................................        9,512               10,218
    Advisory fees....................................       11,273                9,788
    General and administrative.......................        1,827                1,816
    Depreciation and amortization....................      114,570              112,625
                                                        ----------          -----------
    Operating income.................................      230,942              213,643
    Interest expense, net............................    (186,814)            (184,496)
                                                         ---------         ------------
                                                            44,128               29,147
    Equity in net income of unconsolidated real estate
      affiliates.....................................       11,412                9,259
    Interest and other income........................        9,859               17,990
    Gain on sale of investments, net.................         ---                 1,971
                                                         ---------         ------------
    Income before minority interest and cumulative
      effect of change in accounting principle.......       65,399               58,367
    Minority interest in earnings of consolidated real
      estate affiliates..............................      (6,622)              (4,068)



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


Cumulative effect of change in
    accounting principle.............................      (2,021)             ---
                                                        ----------        ----------
    Net income.......................................     $ 56,756          $ 54,299
                                                        ==========        ==========
    Net income allocable to preferred shares.........       42,040            37,260
    Net income to allocable to common shares.........       14,716            17,039

    Earnings Per Share:
      Basic..........................................     $   0.20          $   0.23
      Diluted........................................     $   0.20          $   0.23

Ratio of earnings to fixed charges...................        1.35x             1.28x
Ratio of earnings to fixed charges
      and preferred stock dividends..................        1.10x             1.07x

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


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD AMERICA, INC.



Date:  March 23, 2001                  By: /s/ Irv Hepner
                                          ------------------------------------
                                          Irv Hepner
                                          Secretary





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